BARCLAYS CEO ENERGY-POWER CONFERENCE SEPTEMBER 6, 2018 ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER MURPHY OIL CORPORATION

Cautionary Statement & Investor Relations Contacts

Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as "resource", "gross resource", "recoverable resource", "net risked P_{MEAN} resource", "recoverable oil", "resource base", "EUR" or "estimated ultimate recovery" and similar terms that the SEC's rules prohibit us from including in filings with the SEC. The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC's website.

Forward-Looking Statements – This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as "aim", "anticipate", "believe", "drive", "estimate", "expect", "expressed confidence", "forecast", "future", "goal", "guidance", "intend", "may", "objective", "outlook", "plan", "position", "potential", "project", "seek", "should", "strategy", "target", "will" or variations of such words and other similar expressions. These statements, which express management's current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement include, but are not limited to, increased volatility or deterioration in the level of crude oil and natural gas prices, deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves, reduced customer demand for our products due to environmental, regulatory, technological or other reasons, adverse foreign exchange movements, political and regulatory instability in the markets where we do business, natural hazards impacting our operations, any other deterioration in our business, markets or prospects, any failure to obtain necessary regulatory approvals, any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices, and adverse developments in the U.S. or global capital markets, credit markets or economies in general. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see "Risk Factors" in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC's website. Murphy undertakes no duty to publicly update or revise any forward-looking statements.

Investor Relations Contacts

Kelly Whitley
VP, Investor Relations & Communications
281-675-9107
Email: kelly_whitley@murphyoilcorp.com

Amy Garbowicz
Investor Relations Advisor
281-675-9201
Email: amy_garbowicz@murphyoilcorp.com

Emily McElroy
Sr. Investor Relations Analyst
870-864-6324
Email: emily_mcelroy@murphyoilcorp.com

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 2

Agenda 01 COMPANY UPDATE 02 PORTFOLIO REVIEW 03 EXPLORATION REVIEW 04 TAKEAWAYS MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 3

Murphy At A Glance •Long Corporate History, IPO 1956 •Global Offshore & North American Onshore Portfolio •Diverse Portfolio Drives High Margins •Exploration Renaissance with Recent Success •Consistent Cash Flows from Long-Term Offshore Assets •Growing Unconventional Assets in North American Onshore •Low Leverage with Appropriate Liquidity & Strong Balance Sheet •History of Shareholder-Focused Dividend Policy 2017 Proved Reserves 698 MMBOE 7% NGL 47% Oil 46% Gas 37% 34% 3% 7% 19% US Onshore Canada Onshore Canada Offshore Gulf of Mexico Malaysia 2Q 2018 Production 171 MBOEPD 6% NGL 41% Gas 53% Oil 26% 29% 29% 16% US Onshore Canada Onshore Malaysia/Brunei North American Offshore MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 4

Enriching Shareholders with Long-Term Dividend Policy

- Returned $4.3 BN to Shareholders, Since 1961
- Returned > $2.5 BN to Shareholders in Last 10 Years
- Sustained High Dividend Yield Without Diluting Shareholders

Dividend + Buyback Payout % of Adj CFO*, 2015 – 2018E



50%
40%
30%
20%
10%
0%
✓= Implemented 2018 Share Repurchase
MUR

Source: Bloomberg
Note: Adjusted CFO = Cash Flow from Operations Before Changes in Non-Cash Working Capital
**2018 Buybacks Include 1H 2018 Reported, 2018E CF Based on Analyst Consensus CF per Share as of August 27, 2018*

Current Dividend Yield %



4%
3%
2%
1%
0%
MUR

Source: Bloomberg, Close Price as of August 24, 2018
Peer Group: APA, APC, CHK, COG, DVN, ECA, EOG, HES, MRO, NBL, NFX, PXD, RRC, SWN, WLL, XEC

Dividend + Buyback – Equity Issuance Payout % of Adj CFO*, 2015 – 2018E



25%
0%
-25%
-50%
✓= Issued Equity
✓= Implemented 2018 Share Repurchase
MUR

Source: Bloomberg
Total Payout Measures How Much a Company Paid Out in Dividends & Buybacks of Common Shares, Net of Issuance of Common Shares During the Period. Calculated as: Total Cash Common Dividends + Common Shares Buyback Amount – Issuance of Common Stocks

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 5

Updating Production & CAPEX Guidance FY 18 Production Guidance 168.5 –170.5 MBOEPD, 59% Liquids 3Q 18 Guidance 166.5 –168.5 MBOEPD, 59% Liquids •Planned 3Q 18 Downtime, -7.4 MBOEPD •Annual Non-Operated Offshore Canada •Capital Project Execution in Malaysia •Increased Onshore Production, +3.9 MBOEPD 2018 Annual CAPEX Spend $1.18 BN •~$730 MM Onshore •~$270 MM Offshore •~$140 MM Exploration Production MBOEPD 160 162 164 166 168 170 172 1Q 2018 2Q 2018 3Q 2018E FY 2018E 167.5 171 166.5 –168.5 168.5 –170.5 2018 Onshore Well Cadence 20 40 60 80 100 0 10 20 30 40 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018E 4Q 2018E Production, MBOEPD Wells Online Kaybob Duvernay Wells Placid Montney (Non-Op) Wells Tupper Montney Wells Eagle Ford Shale Wells Eagle Ford Shale (Non-Op) Wells North America Onshore Production MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 6

Delivering Our 2018 Plan Driving Robust Production from Diversified Assets •2Q 18 Total Production 171 MBOEPD, 59% Liquids –Exceeding Guidance •2Q 18 Offshore Production 76 MBOEPD, 72% Liquids •2Q 18 Onshore Production 95 MBOEPD, 48% Liquids Aligning Financial Priorities & Shareholder Value •2Q 18 Adjusted Income $63 MM •Annualized EBITDA/Avg Capital Employed 20% •Net Debt/Total Capital Employed 30% •Invested ~$300 MM 2Q 18 in CAPEX •Strong Liquidity Position of $2 BN with No Borrowing on Credit Facility •Returned 13% of Operating Cash Flow to Shareholders through Dividend Building a Strong Portfolio for the Future •Successful Delineation & Discovery Well at Samurai-2 (GC432) in Gulf of Mexico •Received Exploration Plan Approval for Mexico Block 5 •Achieved Kaybob Duvernay YE 19 D&C Cost Target in 2Q 18 •Record-Low Drilling & Completions Costs in Eagle Ford Shale & Kaybob Duvernay •Approved Long-Term Tupper Montney Expansion Project MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 7

Executing Our Strategy in 2Q 2018

Strategy	2Q 2018 Achievements
Develop **DIFFERENTIATED PERSPECTIVES** In Underexplored Basins & Plays	✓ Returned to Offshore Exploration at Bottom of Cycle with Successful Delineation & Discovery at Samurai-2 in Gulf of Mexico ✓ Exploration Plan Approval for Mexico Deepwater Block 5
Continue to be a **PREFERRED PARTNER** to NOCs & Regional Independents	✓ Negotiated Operatorship & Increased Working Interest in Vietnam Block 15-1/05, with Partner PetroVietnam
BALANCE our Offshore Business by Acquiring & Developing Advantaged Unconventional NA Onshore Plays	✓ Beat 2Q Gulf of Mexico Production Guidance by ~1,700 BOEPD ✓ Increased Kaybob Duvernay Production 108% Y-O-Y ✓ Brought 10-Well Pad Online in Karnes Area in Eagle Ford Shale
DEVELOP & PRODUCE Fields in a Safe, Responsible, Timely & Cost Effective Manner	✓ Achieved Record-Low Drilling & Completions Costs in Both Eagle Ford Shale & Kaybob Duvernay
ACHIEVE & MAINTAIN a Sustainable, Diverse & Price Advantaged Oil-Weighted Portfolio	✓ Maintained Corporate Liquids-Weighting at 59% ✓ ~$68/BBL Oil Sold Realized Price ✓ ~3,000 Undeveloped Oil-Weighted Locations in Eagle Ford Shale & Kaybob Duvernay

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 8

Driving High Cash Margins With a Diversified Portfolio 2Q 2018 Sales Basis Price 22% 33% 4% 10% 31% Brent/MCO* LLS* WTI Oil-Indexed Gas Other 171 MBOEPD 53% Oil 41% Natural Gas 6% NGL *MCO = Malaysian Crude Oil, See Definitions in Appendix *LLS = Light Louisiana Sweet, See Definitions in Appendix  Premium Oil Margins Widening to WTI As of August 24, 2018 $40 $45 $50 $55 $60 $65 $70 $75 $80 $85  Dollars per Barrel WTI Brent LLS MCO WTI (Midland) Midland 23% Lower than WTI MCO 15% Higher than WTI Brent 9% Higher than WTI LLS 7% Higher than WTI MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 9

Generating Robust EBITDA Allocating 70% of Capital to High EBITDA Assets •Eagle Ford Shale •Kikeh DTU Gas Lift •Dalmatian Subsea Pump •Samurai Success Evaluation Realized Prices & Volumes Sold, 1H 2018 Eagle Ford Shale $38/BOE Malaysia $36/BOE 1H 2018 EBITDA North America Offshore $39/BOE 0 10 20 30 40 50 60 70 0 10 20 30 40 50 60 70 Eagle Ford Shale Malaysia US & Canada Offshore Realized Price, $/BOE Volumes Sold, MBOEPD Volumes Sold Realized Price (Combined Liquids & Gas) MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 10

PORTFOLIO REVIEW

Low-Cost North America Onshore Assets Eagle Ford Shale •~125,000 Net Acres, ~905 Wells Online* •~2,000 Remaining Locations** •Premium LLS Pricing •“Big Data” Focus Kaybob Duvernay •~140,000 Net Acres, ~70Wells Online* •~1,100 Remaining Locations** •Successfully Lowering Cost While Delineating the Play Tupper Montney •~100,000 Net Acres, 245 Wells Online* •~1,200 Remaining Locations** •Aggressive Hedging & Price Diversity Program •14 TCF Net Resource • Leading Low-Cost Operator *Operated & Non-Operated as of June 30, 2018 **Remaining Locations As of December 31, 2017 –See Appendix Eagle Ford Shale Montney Duvernay 2018 CAPEX 53% 37% 7% 3% Eagle Ford Shale Kaybob Duvernay Tupper Montney Placid Montney  $730 MM 47% CA Onshore 53% US Onshore 2Q 2018 Production 52% Gas 40% Oil 8% NGL Eagle Ford Shale Tupper Montney Kaybob Duvernay Placid Montney 95 MMBOE 47% 42% 3% 8% MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 12

Producing Consistent Results in the Eagle Ford Shale Online Operated Well Delivery –45 Wells Online FY 2018 •26 Wells Online 2Q 18 vs Guide of 22 Wells •10-Well Pad in Karnes –Avg IP30 1,750 BOEPD •Co-Development of Lower & Upper Eagle Ford Shale Wells •Testing Lower Eagle Ford Shale Stagger Targets •10 Wells in Catarina –Avg IP30 1,000 BOEPD (6 LEFS) •8 Lower Eagle Ford Shale & 2 Upper Eagle Ford Shale Wells •6 Wells in Tilden –Avg IP30 925 BOEPD •6 Lower Eagle Ford Shale –2 Wells had Avg IP30s 60% Higher than Highest Previous Tilden Yearly Avg Due to Optimized Completions •9 Wells Online 3Q 18 in Catarina •4 Wells Online 4Q 18 in Catarina Improved Drilling Performance •2Q 18 Drilling Cost per Foot $87 –27% Decrease vs 1Q 18 •2Q 18 Completion $/CLAT $645 –8% Decrease vs 1Q 18 Lower EFS Upper EFS Lower EFS Type Curve Upper EFS Type Curve 565 MBO 415 MBO Karnes Tilden Catarina La Salle Atascosa McMullen Karnes Dimmit Karnes 10-Well Development –Avg Cumulative Production, MBO Karnes Dimmit Karnes Tilden Catarina Avg Lateral Length 6,800 ft 565 MBO Avg Lateral Length 6,700 ft 415 MBO 0 20 40 60 80 100 120 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 Cumulative Oil Production, MBO Days MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 13

Growing the Kaybob Duvernay Operated Well Delivery •Current Plan –25 Drill + 25 Complete + 27 Online Location Pad Wells Window Online . A 01-12 1 Oil 1Q 2018 . B 15-16 2 Oil 1Q 2018 . C 12-29 2 Oil 1Q 2018 . D 16-03 3 Condensate 1Q 2018 . E 03-33 4 Oil 2Q 2018 . F 16-06 2 Oil 3Q 2018 . G 11-14 5 Condensate 3Q 2018 . H 16-18 3 Oil 3Q 2018 I 04-21 1 Oil 4Q 2018 J 16-14 4 Oil 4Q 2018 Total Online 27 Simonette Saxon Two Creeks Kaybob North Kaybob East Kaybob West Well Location Battery Facility Pipeline Kaybob North 150 Locations 20% De-Risked Simonette 185 Locations 60% De-Risked Keyera Simonette Kaybob West 149 Locations 100% De-Risked Saxon 64 Locations 100% De-Risked Semcams Kaybob Kaybob East 295 Locations 40% De-Risked Two Creeks 175 Locations NET PAY CUTOFF OIL OIL CONDENSATE CONDENSATE GAS MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 14

Continuing Strong Execution in the Kaybob Duvernay Substantial Production Growth •Increased Kaybob Production 35% from 1Q 18 to 2Q 18, 108% Y-O-Y •Drilled Longer Laterals, Nearly Doubled in Length •Continued to Optimize Completions •Switched from Rod Pumps to Gas Lift Significant Well Cost Reductions •Achieved 2019 D&C Target of US$6.5 MM in 2Q 18 •Delivered US$5.9 MM Pacesetter Well •Increased Rotary Steerable Reliability, > 100% Increase in Rate of Penetration •Improved Wellbore Trajectory Design •Optimized Completion Designs •Increased Frac Efficiency & Decreased Water Costs Kaybob Duvernay Net Production, MBOEPD 0 2,000 4,000 6,000 8,000 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 ~500% Increase Kaybob Duvernay D&C Cost Performance, US$MM $9.2 $6.5 $5.9 $6.5 $0 $2 $4 $6 $8 $10 2017 Avg 2Q 2018 Avg 2Q 2018 Pacesetter YE 2019 Development Target Drilling Completions D&C Cost Target 30% Decrease MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 1

Delivering Low Cost Production in Tupper Montney Operated Well Delivery •5 Wells Online 2Q 18, Avg EUR ~18 BCF Successful AECO Price Mitigation •AECO Daily Spot Down 43% vs MUR Realizations Down 16% (2Q 18 vs 1Q 18) •Realized Price 3Q 18 QTD US$1.65 [C$2.14*]/MMBTU vs Daily Spot QTD of US$0.87 [C$1.13]/MMBTU AECO •US$1.65 ÷0.77 Exchange Rate = C$2.14 -C$0.27 = C$1.87/MMBTU (Netback 3Q 18 QTD)  *Excluding C$0.27 Transportation Cost 1H 2018 Avg Realized Price C$/MMBTU $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 AECO Realized $1.46 Diversification Uplift $0.37 Hedge Uplift $0.33 Total Realized Price* $2.17 *Excluding C$0.27 Transportation Cost Montney Gas Prices QTD (US/MMBTU) Tupper Montney AECO Hedge $2.20 AECO Sales $1.08 Emerson $2.53 $0.79 $1.87 Dawn $2.90 $0.86 $2.05 Malin $2.52 $0.69 $1.82 Ventura $2.60 $0.87 $1.71 Chicago $2.79 $0.90 $1.89 MARKET PRICE US/MMBTU TOTAL TRANSPORT ALBERTA PRICE US/MM Aug 27, 2018 (GDI, NGX AB-NIT) AECO Sales = Murphy AECO Realized Price Mitigating AECO Exposure –2018 Montney Natural Gas Sales AECO Hedged Malin Dawn Chicago Emerson 24% 8% 9% 16% 3% 40% MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 16

Generating Free Cash Flow from Long-Term Project Long-Term Expansion Project Approved 2Q 18 •Additional 200 MMCFD, Online 2020 –Up to 500 MMCFD •Adds Estimated 400+ BCF Reserves •Break-Even ~C$1.75/MCF AECO (10% IRR) •Highly Economic, > 25% IRR •Flexible Capital Program •Leads to Net Income & Free Cash Providing Business AECO Gas Prices, C$/MMBTU $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Expansion Break-Even = 10% IRR Expansion Online Tupper Montney Free Cash Flow & CAPEX, US$MM (100) (50) 0 50 100 150 200   $MM Free Cash Flow (Existing Business) Free Cash Flow (Expanded Business) Total CAPEX MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 17

Executing in Global Offshore

Malaysia

Sabah – Kikeh

- DTU Gas Lift Project 95% Complete, Online 3Q 18

Sarawak – South Acis

- Mobilized Jack-Up Rig for 3-Well Infill Drilling Campaign

Block H

- FLNG Project on Track, Targeting First Production in 2020

Vietnam

Block 15-01/05

- Received Full Approval to Increase WI to 40%, Assumed Operatorship
- Progressing LDV Field Development Plan, LDV Development Team In Place

Gulf of Mexico

- Medusa SS 5 Well Online 2Q 18
- Beat 2Q 18 Production Guidance by ~1,700 BOEPD – Fields Outperformed
- Dalmatian Pump On Track, Online 4Q 18


PUMP MODULE
INLET



Photos: Dalmatian Pump Module Testing (Left) & PETRONAS PFLNG2 Top of Hull (Right)

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 18

EXPLORATION REVIEW

Returning to Global Exploration

New Exploration Team Focus

- Target ~35% Working Interest
- No 100% New Entry Blocks
- Partner with Proven Explorers
- > 30% Full Cycle Return at Mean Risked Volumes
- F&D < $15
- Near Existing Discoveries/Fields
- Better Data, Wide Azimuth (WAz) Seismic

	2018	2019	2020	2021	2022
United States	 				
Mexico	 *				
Brazil					
Australia					
Vietnam	 *				
Malaysia					

*Commitment Well

Exploration Focus Areas


Gulf of Mexico
Vietnam
Brazil
Australia

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 20

Achieving Successful Exploration

Gulf of Mexico Samurai Appraisal (GC432 #2)

- Murphy 50% WI, Operator, BHP 50% WI
- Spud 2Q 2018
- Well TD 32,080 ft
- Encountered > 150 ft Total Pay
  - Delineated Existing Pay Zones from Samurai-1
  - Hydrocarbons Discovered in New Pay Zones
- Discovered Gross Resources > 75 MMBOE, Above Pre-Drill Estimates
- Drilling Appraisal Sidetrack of Samurai-2 Well



432
476
Samurai-1 (MUR)
Pay in Multiple Miocene Horizons
Samurai-2 (MUR)
Delineation & Discovery in Multiple Miocene Horizons
Samurai-2 (MUR)
Sidetrack
Sidetrack
Khaleesi (LLOG)
Upper Miocene Discovery
Warrior (APC)
"Oil Pay in Multiple Miocene Reservoirs"
Wildling (BHP)
"Oil in Multiple Horizons"
Caicos (BHP)
"Positive Results"
Shenzi North (BHP)
"Positive Results"
K2
34 MBOEPD, 185 MMBOE Recoverable Reserves
Shenzi
54 MBOEPD, 410 MMBOE Recoverable Reserves
Murphy Op Lease
BHP Op Lease
Miles
0
2



Field Data Source: WoodMackenzie

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 21

Developing Gulf of Mexico Tie-Backs Development Summary •Tie-Back to Host Facility within 20 Miles •~18 Month to Complete Tie-Back •4 Wells/8 Completions •Development CAPEX $660 MM •Drilling & Completion $410 MM •Facilities $250 MM Economic Metrics •Gross F&D Cost $8.80/BOE •OPEX $10/BOE •IRR 35% to 40% •Break-Even < $32/BOE •Payout ~4 Years •15 Year Cumulative Cash Flow ~$2 BN After-Tax Cash Flow & Production Profile -20 -10 0 10 20 30 40 (200) (100) 0 100 200 300 400 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Production, MBOEPD After-Tax Cash Flow, $MM Year Cash Flow Production Year 1 Year 2 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Sanction Development Detailed Design Facilities & Construction Drilling & Completions First Oil NOTE: Economics Represent a Generic Gulf of Mexico Tie-Back MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 22

Gaining Momentum in Strategic Exploration

GOM King Cake Prospect (AT23 #1)

- Murphy 31.5% WI, Operator
- Expected Spud 3Q 18
- Gross Resource Potential – 50 MMBOE (Mean) to 100 MMBOE (Upside)
- Net Well Cost ~$22 MM

Cuu Long Basin LDT Prospect (Block 15-1/05)

- Murphy 40% WI, Operator
- Expected Spud 4Q 18
- Gross Resource Potential – 30 MMBOE (Mean) to 250 MMBOE (Upside)
- Net Well Cost ~$19 MM

Mexico Palenque Prospect (DW Block 5)

- Murphy 30% WI, Operator
- Exploration Plan Approved, Tendering for Rig
- Expected Spud 4Q 18
- Gross Resource Potential – 200 MMBOE (Mean) to 500 MMBOE (Upside)
- Net Well Cost ~$15 MM

GOM King Cake


Mars
Ursa
Medusa
Gunflint
MC
AT
King Cake
Miles
0
5



Mexico Palenque


DW Block 5
Mexico
Miles
0
25

Vietnam LDT


Vietnam
Block 15-1/05
Miles
0
25

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 23

Brazil Exploration Update Renewed Exploration Portfolio with Low-Cost Entry & Long-Term Opportunities in 6 Blocks •Progressing 2018 Seismic Program Farm-In to QGEP’s Sergipe-Alagoas Blocks •Secured Blocks 351 & 428 •Murphy 20%, ExxonMobil 50% (Op), QGEP 30% •No Well Commitment Same Co-Venture Group Successful in Bid Rounds •Blocks 501 & 503 –Round 14 •Blocks 430 & 573 –Round 15 •No Well Commitment 351 428 503 501 Barra 400 MMBOE 573 430 MUR Block Petrobras Block Discovered Field Field Data Source: IHS Cumbe 50 MMBOE Moita Bonita 400 MMBOE Poco Verde 80 MMBOE Muriú 320 MMBOE Barra 400 MMBOE Farfan 400 MMBOE MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 24

Australia Exploration Update Vulcan Basin •Murphy 40% –60% WI, Operator •Expected Spud 2019 & 2021 •Identifying Multiple Prospects, Up to 200 MMBOE Gross Recoverable Resource Potential •Evaluating 3D Seismic Data •No Well Commitment Ceduna Basin •Murphy 50% WI, Operator •Maturing 5 Leads with 300+ MMBBL Recoverable Resource Potential •50 Leads Identified on New 3D Seismic •Frontier Basin with Offset First Drilling in 2019 •No Well Commitment Murphy Santos EPP 43 BP EPP 38 BP EPP 37 Statoil EPP 39 Statoil EPP 40 Chevron EPP 44 Chevron EPP 45 Karoon EPP 46 Bight EPP 41 Bight EPP 42 Gas Field Blocks Oil Field Murphy Block Ceduna Basin AC/P-21 AC/P-58 AC/P-57 AC/P-59 Jurassic Play Fairway Vulcan Basin MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 25

Positioning Company for Long-Term Value Creation Delivering the 2018 Plan Achieving Strong EBITDA Margins Returning to Successful Offshore Exploration Executing High-Return Offshore Projects Driving Costs Lower in North American Onshore Funding Operational Success in Kaybob Duvernay & Offshore Continuing to Return Cash to Shareholders with Current Dividend Policy Maintaining 4-Year Production CAGR of 10-15% within Cash Flow MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 26

APPENDIX

Appendix •Non-GAAP Reconciliation •Abbreviations •Guidance •Hedging Positions •2017 Overview & Reserves MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 28

Non-GAAP Financial Measure Definitions & Reconciliations The following list of Non-GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non-GAAP financial measure definitions and related reconciliations. MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 29

Non-GAAP Reconciliation ADJUSTED EARNINGS Murphy defines Adjusted Earnings as net income adjusted to exclude discontinued operations and certain other items that affect comparability between periods. Adjusted Earnings is used by management to evaluate the company’s operational performance and trends between periods and relative to its industry competitors. Adjusted Earnings, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted Earnings has certain limitations regarding financial assessments because it excludes certain items that affect net income. Adjusted Earnings should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. $ Millions Three Months Ended –June 30, 2018 Three Months Ended –June 30, 2017 Net income (loss) 45.5 (17.6) Discontinued operations loss 0.4 0.2 Mark-to-market(gain) loss on crude oil derivate contracts 10.1 (14.7) Foreign exchange losses 7.1 31.1 Deferred tax on undistributed foreign earnings-5.8 Tax benefits on investments in foreign areas-(21.1) Oil Insurance Limited dividends-(2.8) Adjusted Income (loss) (Non-GAAP) 63.1 (19.1) MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 30

Non-GAAP Reconciliation EBITDA and EBITDAX Murphy defines EBITDA as income from continuing operations before interest, taxes, depreciation and amortization (DD&A). Murphy defines EBITDAX as income from continuing operations before interest, taxes, depreciation and amortization (DD&A) and exploration expense. Management believes that EBITDA and EBITDAX provides useful information for assessing Murphy's financial condition and results of operations and it is a widely accepted financial indicator of the ability of a company to incur and service debt, fund capital expenditure programs, and pay dividends and make other distributions to stockholders. EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). EBITDA and EBITDAX have certain limitations regarding financial assessments because they excludes certain items that affect net income and net cash provided by operating activities. EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. $ Millions Three Months Ended –June 30, 2018 Three Months Ended –June 30, 2017 Net income (loss) 45.5 (17.6) Discontinued operations loss 0.4 0.2 Income tax expense (benefit) 36.4 (4.5) Interest expense, net 44.7 45.1 DD&A expense 238.0 235.0 Consolidated EBITDA (Non-GAAP)* 365.0 258.2 Exploration expense 19.2 20.2 Consolidated EBITDAX (Non-GAAP)* 384.2 278.4 *EBITDA and EBITDAX for the three months ended June 30, 2018 included certain pretax items that decreased both amounts by $36 million MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 31

Non-GAAP Reconciliation ADJUSTED EBITDAX Murphy defines Adjusted EBITDAX as income from continuing operations before interest, taxes, depreciation and amortization (DD&A), exploration expense, impairment expense, foreign exchange gains and losses, mark-to-market loss on crude oil derivative contracts, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods. Adjusted EBITDAX is used by management to evaluate the company’s operational performance and trends between periods and relativeto its industry competitors. Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDAX has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities.Adjusted EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. $ Millions Three Months Ended –June 30, 2018 Three Months Ended –June 30, 2017 Consolidated EBITDAX (Non-GAAP) 384.2 278.4 Mark-to-market (gain) loss on crude oil derivative contracts 12.7 (22.6) Foreign exchange loss 12.2 35.9 Accretion of asset retirement obligations 11.0 10.4 Other (0.2) 1.3 Adjusted EBITDAX (Non-GAAP) 419.9 303.4 Total barrels of oil equivalents sold (boe) 15,532.0 14,578.5 Adjusted EBITDAX per boe (Non-GAAP) 27.03 20.81 MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 32

Abbreviations BBL: barrels (equal to 42 US gallons) BCF: billions of cubic feet BCFE: billion cubic feet equivalent BN: billions BOE: barrels of oil equivalent (1 barrel of oil or 6000 cubic feet of natural gas) BOEPD: barrels of oil equivalent per day BOPD: barrels of oil per day CAGR: compound annual growth rate D&C: drilling & completion DD&A:depreciation, depletion & amortization EBITDA: income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: estimated ultimate recovery F&D: finding & development FLNG: floating liquefied natural gas G&A: general and administrative expenses GOM: Gulf of Mexico HCPV: hydrocarbon pore volume JV: joint venture LOE: lease operating expense LLS: Light Louisiana Sweet (a grade of crude oil, includes pricing for GOM and EFS) LNG: liquefied natural gas MBOE: thousands barrels of oil equivalent MBOEPD: thousands of barrels of oil equivalent per day MCF: thousands of cubic feet MCFD: thousands cubic feet per day MM: millions MMBOE: millions of barrels of oil equivalent MMCF: millions of cubic feet MMCFD: millions of cubic feet per day MMCFEPD:million cubic feet equivalent per day MMSTB: million stock barrels MCO: Malaysia Crude Official Selling Price, differential to average monthly calendar price of Platts Dated Brent for delivery month NA: North America NGL: natural gas liquid ROR: rate of return R/P: ratio of reserves to annual production TCF: trillion cubic feet TCPL: TransCanada Pipeline TOC: total organic content WI: working interest WTI: West Texas Intermediate (a grade of crude oil) MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 33

Guidance –3Q 18 Guidance 3Q 3Q 2018 Liquids (BOPD) 3Q 2018 Gas (MCFD) 3Q Production: US –Eagle Ford Shale 41,775 31,650 Gulf of Mexico 15,625 14,100 Canada –Tupper Montney – 234,500 Kaybob Duvernay & Placid Montney 7,200 32,000 Offshore 5,000 – Malaysia –Sarawak 11,900 99,250 Block K/Brunei 16,800 3,700 3Q Production Volume (BOEPD) 166,500 –168,500 3Q Sales Volume (BOEPD) 164,000 –166,000 3Q Exploration Expense ($MM) $32.0 Full Year 2018 Production (BOEPD) 168,500 –170,500 Full Year 2018 Capex ($BN) $1.18 3Q Expected Realized Prices ($/BBL) Malaysia –Block K Oil $66.60 Sarawak Oil $61.70 ($/MCF) Sarawak Gas $4.00 MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 34

2018 Hedging Positions Area Commodity Type Volumes (BOPD) Price (USD/BBL) Start Date End Date United States WTI Fixed Price Derivative Swap 21,000 $54.88 7/1/2018 12/31/2018 Area Commodity Type Volumes(MMCFD) Price (MCF) StartDate End Date Montney Natural Gas Fixed Price Forward Sales 59 C$2.81 7/1/2018 12/31/2020 MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 35

2017 Asset Overview At December 31, 2017 Crude Oil NGLs Natural Gas Total Proved Developed Reserves: (Millionsof Barrels) (Billions of CubicFeet) (Millions of Barrels Equivalent) United States 126.3 23.3 127.7 170.9 Canada 21.9 1.0 547.0 114.1 Malaysia 37.3 0.3 144.6 61.7 Total Proved Developed Reserves 185.5 24.6 819.3 346.7 Proved Undeveloped Reserves: United States 98.4 19.7 95.6 134.0 Canada 29.6 4.6 665.5 145.1 Malaysia 14.6-346.7 72.4 Total Proved Undeveloped Reserves 142.6 24.3 1,107.8 351.5 Total Proved Reserves 328.1 48.9 1,927.1 698.2 54% 27% 2% 6% 9% 2% 2017 CAPEX US Onshore Canada Onshore Malaysia North AmericaOffshore Exploration Other 81% Onshore 19% Offshore 37% 34% 3% 7% 19% 2017 Proved Reserves US Onshore Canada Onshore Canada Offshore GOM Malaysia 698 MMBOE 7% NGL 47% Oil 46% Gas 29% 25% 32% 14% 2017 Production US Onshore Canada Onshore Malaysia North AmericaOffshore 164 MBOEPD 6% NGL 39% Gas 55% Oil $976 MM MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 36

Increasing Reserves & Lowering F&D Costs in 2017 •Maintaining High-Margin, Oil-Weighted Portfolio •Organic Reserves Replacement 113% •Total Reserves Replacement 123% •1 Year F&D Costs of $13.09/BOE •3 Year Cumulative F&D Costs of $14.08/BOE •Reserve Life Index 11.7 Years, Increased from 10.7 2017 Proved Reserves  37% 34% 3% 7% 19% US Onshore Canada Onshore Canada Offshore GOM Malaysia Offshore 29% Onshore 71% 3 Year F&D Costs 40% Improvement $10 $15 $20 $25 $30 2013 2014 2015 2016 2017 $/BOE Proved Reserves & Reserve Life4 5 6 7 8 9 10 11 12 0 200 400 600 800 2013 2014* 2015* 2016** 2017 Years MMBOE Proved Reserve Life *2014 & 2015 IncludeImpact of Malaysia Sell-Down, **2016 IncludesImpact of Syncrude Divestiture Years 698 MMBOE MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 37

Maintaining Financial Discipline $MM(Except per Share) 2Q 18 2Q 17 Continuing Operations Income(Loss) 46 (17) $/Diluted Share 0.26 (0.10) Adjusted Earnings Adjusted Earnings (Loss) 63 (19) $/Diluted Share 0.36 (0.11) Adjustments to 2Q 18 Earnings •Mark-to-Market Loss on Crude Oil Contracts $10 MM, After Tax •Foreign Exchange Loss $7MM, After Tax Balance Sheet •Low Leverage (2.0x Total Debt/EBITDA) with ~$2 BN Liquidity, No Near-Term Debt Maturities •$2.8 BNTotal Debt (Excluding Capital Lease) •$900 MMCash & Cash Equivalents •38% Total Debt / Total Capitalization •30% Net Debt / Total Capitalization Hedge Positions June 30, 2018 •21,000 BPD at US$54.88/BBL, Bal 2018 •59 MMCFD at AECO C$2.81/MCF, July 1, 2018 –Dec 31, 2020 $- $200 $400 $600 $800 $1,000 $1,200 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 >2046 $MM Note Maturity Profile 10 YEAR 20YEAR 30 YEAR *As of June 30, 2018 Maturity Profile* Total Notes Outstanding $BN $2.8 Weighted AvgFixed Coupon 5.5% Weighted AvgYears to Maturity 8.3 MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 38

Expecting Cash Flow, CAPEX & Dividend Parity for FY 2018 1H 2018 Adversely Affected By: •$35 MM One-Time Withholding Tax Payment on Funds Repatriated from Canada •CAPEX Accrued in 2017 but Paid in 2018 Totaled $39 MM, Exceeding 2018 CAPEX Accrued but not Paid by $15 MM Results: •Net Result is June 30, 2018 Cash Decreased by $64 MM from December 31, 2017 •Higher Price Expectations, as Evidenced by Forward Curve, & Lower 2H 2018 CAPEX Should Result in Rebuild of Cash to Near YE 2017 Levels, Excluding One-Time Withholding Tax Payment Condensed Cash Flow Statement $MM Beginning Cash at December 31, 2017 964.9 Cash Provided by Continuing Operations 624.5 Cash Used in Investing Activities 614.5 Cash Dividends Paid 86.5 Other Cash Sources (Net) 12.9 Ending Cash at June 30, 2018 901.3 MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 39

Long-Term Strategy Drives Profitable Growth •Measured, Oil-Weighted Production Growth Within Cash Flow •Plan Returns Over $800 MM to Shareholders with Current Dividend Policy •Plan Delivers ~$500 MM Free Cash Flow, In Addition to Dividend •Doubling EBITDA by 2022 Value-Adding Production Growth 0 50 100 150 200 250 300 2018E 2022E Production, MBOEPD Guidance Assumes WTI $52/BBL & HH $3/MCF, Escalated at 5% MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 40

Credit Metrics vs E&P Peers – 2Q 2018

2Q 2018 Net Debt / Adj EBITDAX (LTM)



Moody's/ S&P LT Ratings
PXD Baa2/ BBB 0.4x
COG NR/ NR 0.7x
EOG Baa1/ A- 0.8x
XEC Baa3/ BBB- 0.8x
MRO Ba1/ BBB- 1.1x
DVN Ba1/ BBB 1.4x
MUR Ba3/ BBB- 1.4x
HES Ba1/ BBB- 1.5x
NFX Ba2/ BB+ 1.7x
APA Baa3/ BBB 1.7x
APC Ba1/ BBB 2.0x
NBL Baa3/ BBB 2.1x
ECA Ba1/ BBB- 2.3x
WLL B3/ BB 2.4x
SWN Ba3/ BB 2.7x
RRC Ba3/ BB+ 3.4x
CHK Caa1/ B 4.0x

2Q 2018 Net Debt / 2017 Proved Reserves* ($/BOE)



COG NR/ NR $0.48
PXD Baa2/ BBB $1.12
SWN Ba3/ BB $1.43
RRC Ba3/ BB+ $1.65
XEC Baa3/ BBB- $1.93
DVN Ba1/ BBB $2.14
EOG Baa1/ A- $2.15
MRO Ba1/ BBB- $2.64
MUR Ba3/ BBB- $2.89
HES Ba1/ BBB- $3.06
NBL Baa3/ BBB $3.08
NFX Ba2/ BB+ $3.08
WLL B3/ BB $4.47
ECA Ba1/ BBB- $4.91
CHK Caa1/ B $5.06
APA Baa3/ BBB $6.27
APC Ba1/ BBB $9.71

2Q 2018 Net Debt / Production ($000/BOEPD)



Moody's/ S&P LT Ratings
COG NR/ NR $2.5
PXD Baa2/ BBB $3.4
XEC Baa3/ BBB- $5.1
EOG Baa1/ A- $7.7
SWN Ba3/ BB $8.2
DVN Ba1/ BBB $8.5
MRO Ba1/ BBB- $9.1
NFX Ba2/ BB+ $10.7
RRC Ba3/ BB+ $11.5
ECA Ba1/ BBB- $11.6
MUR Ba3/ BBB- $11.8
HES Ba1/ BBB- $13.3
APA Baa3/ BBB $15.9
NBL Baa3/ BBB $17.5
CHK Caa1/ B $18.1
WLL B3/ BB $21.9
APC Ba1/ BBB $21.9

2Q 2018 Adj EBITDAX / Production ($/BOE)



EOG Baa1/ A- $34.06
APC Ba1/ BBB $30.94
APA Baa3/ BBB $29.88
WLL B3/ BB $27.58
HES Ba1/ BBB- $26.33
MUR Ba3/ BBB- $25.64
PXD Baa2/ BBB $24.98
NBL Baa3/ BBB $22.17
NFX Ba2/ BB+ $21.16
MRO Ba1/ BBB- $20.98
XEC Baa3/ BBB- $18.19
ECA Ba1/ BBB- $16.59
CHK Caa1/ B $11.06
RRC Ba3/ BB+ $8.68
SWN Ba3/ BB $7.98
COG NR/ NR $7.88
DVN Ba1/ BBB $5.81

*Source: Bloomberg, Company Filings as of 6/30/18, *As of 12/31/17, NR = Not Rated, Moody's Credit Rating is Sr. Unsecured Debt Rating, S&P Rating is LT Local Issuer Credit Rating*

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 41

Bloomberg Definitions

- **Net Income/BOE** = Net Income (Loss) as Reported / Total Annual Production
- **EBITDA** = Loss from Continuing Operations - Interest & Other Income + Income Tax Expense (Benefit) + Interest Expense - Interest Capitalized + DD&A
- **EBITDA/BOE** = EBITDA / Total Annual Production
- **Production Netback** = E&P Revenues/BOE - Lifting Costs/BOE (E&P Revenues are Net of Royalties and Realized Hedging Gains and Losses, BOE is Total Annual Production)
- **Lifting Costs** = Lease Operating Expenses + Severance and Ad Valorem Taxes
- **Organic Reserve Replacement** = (Revisions + Improved Recovery + Extensions & Discoveries) Proved Reserves / Total Annual Production
- **Reserve Life Index (R/P)** = YE Proved Reserves / Total Annual Production
- **Total Reserve Replacement Cost (FD&A)** = (Exploration + Development + Property Acquisition) Costs / (Revisions + Improved Recovery + Extensions/Discoveries + Purchases) Proved Reserves
- **Production Netback** = E&P Revenue per BOE - Lifting Cost (Production Cost) per BOE
- **Recycle Ratio** = Production Netback per BOE / Reserve Replacement Cost per BOE (F&D Cost/BOE)
- **EBITDAX** = Loss from Continuing Operations - Interest & Other Income + Income Tax Expense (Benefit) + Interest Expense - Interest Capitalized + DD&A + Exploration Expense
- **EBITDAX/BOE** = EBITDAX / Total Annual Production
- **Net Debt/Adjusted EBITDA** = Interest-bearing liabilities, minus cash or cash equivalents / EBTIDA Excluding the Impact of Abnormal Items
- **Adjusted EBITDAX** = EBITDAX Excluding the Impact of Abnormal Items
- **Adjusted EBITDA** = EBITDA Excluding the Impact of Abnormal Items
  - ***Abnormal Items*** Include: realized investment gains or losses, restructuring charges, non-recurring charges/gains, unusual charges/gains, special charges/gains, reserve charges, writedowns of assets, spin-off/sell-off expenses, merger expenses, acquisition charges, sale of subsidiary expenses, forgiveness of debt, writedown of goodwill and acquired research and development costs

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 42

NA Onshore Running Room Area Net Acres PDP Wells Reservoir RemainingWells Spacing(Acres) Inter-Well Spacing (ft) Total Well Count* NA Onshore Total 413,156 1,222 5,176 6,398 Eagle Ford Shale Karnes 10,918 274 LowerEFS Upper EFS Austin Chalk 60 158 107 40 80 140 350 700 700 599 Tilden 55,639 392 LowerEFS Upper EFS Austin Chalk 391 140 100 60 60 60 500 500 500 1,023 North Tilden 8,787 19 LowerEFS 54 90 500 73 Catarina 47,194 188 LowerEFS Upper EFS Austin Chalk 354 404 149 70 100 100 400 600 800 1,095 Permian Chaparral 21,750 0 1 0 2 6 Middle Spraberry Lower Spraberry Wolfcamp A Wolfcamp B Wolfberry Vertical 120 119 120 119-160 160 160 160-880 880 880 880-487 Mustang Draw 8,868 0 Middle Spraberry Lower Spraberry Wolfcamp A Wolfcamp B 71 71 71 71 150 150 150 150 880 880 880 880 284 United States Total 153,156 882 2,679 3,561 Duvernay Kaybob 25,466 114,534 56-Gas Cond Oil 206 885 220 220 1,000 1,000 262 885 Montney Tupper 102,000 240 Montney 1,291 220 1,000 1,531 Placid 18,000 44 Montney 115 290 1,300 159 Canada Total 260,000 340 2,497 2,837 *As of December 31, 2017 MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 43

Eagle Ford Shale –Peer Acreage EOG EP Energy Murphy Pioneer Encana Marathon ConocoPhillips Lewis/BP Chesapeake Sanchez Carrizo OIL Pioneer CONDENSATE GAS MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 44

Kaybob Duvernay –Peer Acreage Fox Creek SAXON KAYBOB WEST KAYBOB EAST ENCANA SHELL CHEVRON PARAMOUNT XTO REPSOL PLACID CENOVUS 6 Miles Volatile Oil Gas Condensate Wet Gas SIMONETTE DVRN Rights 70/30 MUR/ATH PARAMOUNT REPSOL XTO SHELL CHERVRON ENCANA CENOVUS OPEN CROWN – DVRN OTHER LEASED – DVRN JV Area MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 45

Placid Montney –Peer Acreage MONT Rights 70/30 MUR/ATH CEQUENCE CENOVUS CIOC CHEVRON CNRL DELPHI ENCANA OPEN CROWN – DVRN OTHER LEASED – DVRN PARAMOUNT RMP XTO Non-Operated Area Fox Creek SAXON KAYBOB WEST KAYBOB EAST ENCANA CHEVRON PARAMOUNT XTO DELPHI PLACID CENOVUS 6 Miles RMP CNRL CIOC Condensate Limit SIMONETTE Dry Gas Limit MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 46

Tupper Montney – Peer Acreage


Miles
0
10




Facilities
Dry Gas Limit
Liquids Rich Limit
TCPL Pipeline
Alliance Pipeline
Murphy Pipelines
Advantage Montney Crown Land
Arc Montney Crown Land
Birchcliff Montney Crown Land
Encana Montney Crown Land
Tourmaline Montney Crown Land
Shell Montney Crown Land
Other Competitor Montney Land
Murphy Montney Land

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 47